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                                                                   EXHIBIT 10.45

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                             SUBSCRIPTION AGREEMENT

     THIS SUBSCRIPTION AGREEMENT is made and entered into between HARBINGER NV, a corporation organized under the laws of the Netherlands (herein referred to as the "Company") and HARBINGER CORPORATION, a corporation organized under the laws of the State of Georgia U.S.A. ("Investor"). By executing this Subscription Agreement, Investor acknowledges that Investor understands that the Company is relying upon the accuracy of the representations and warranties of Investor contained herein in complying with its obligations under applicable securities laws.

                              TERMS OF INVESTMENT

     1. GENERAL. Investor hereby agrees to acquire and obtain upon the terms and conditions set forth herein 150,000 shares of the Company's Common Shares (the "Securities"). The Purchase Price shall be $U.S. 150,000.00.

     2.  INVESTOR'S REPRESENTATIONS AND WARRANTIES.

     a. Investor represents, warrants and covenants to the Company that Investor is domiciled in the country and state or province shown in Investor's address below, and will be the sole party in interest as to the Securities subscribed for and is acquiring the Securities for Investor's own account, for investment only and not with a view toward the resale or distribution thereof for at least a period of one year.

     b. Investor represents and warrants that Investor is able to bear the economic risk; of losing Investor's entire investment in the Company, that such investment is not disproportionate to Investor's net worth, and that Investor has adequate means of providing for Investor's current needs and contingencies without regard to the investment in the Company.

     c. Investor represents and warrants that in connection with Investor's purchase of any of the Securities no oral or written representations or warranties have been made to Investor.

     d. Investor represents and warrants that, to the extent Investor has deemed necessary, Investor has consulted with Investor's attorney, financial advisors and others regarding all financial, securities, and tax aspects of the proposed investment.

     e. Investor represents, warrants, and agrees that it shall not transfer the Securities to any person or entity except in accordance with the provisions of that certain Amended and Restated Shareholders Agreement dated December 29, 1995 by and between Investor, Vulcan Ventures, Inc., a corporation organized under the laws of the State of Washington, U.S.A. and AXA Equity & Law Life Assurance Society, Ltd., a corporation organized under the laws of England
(the "Shareholders Agreement").

     f. Investor represents, warrants, and agrees that Investor has read carefully the Shareholders Agreement and that Investor ratifies and confirms the terms and conditions of the Shareholders Agreement.

     3. PROCEDURE FOR CLOSING. The closing of the offer and sale of the Securities pursuant to this Agreement shall occur as follows:

     (i) Investor shall execute a copy of this Agreement (also indicating Investor's address on the signature page of this Agreement) and a copy of the Shareholders Agreement and shall forward such executed documents, together with a wire transfer of funds, in the amount equal to the

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Purchase Price of the Securities subscribed for, to the Company.  The wire transfer should be transmitted to:

                                 ABN*AMRO Bank
                         For Credit to the Account of:
                                  Harbinger NV
                           USD Account  43.15.42.414

                              SWIFTCODE:  ABNANL2A
                                ABN*AMRO Bank at
                                  Nieuweweg 49
                                   Postbus 49
                               2130 AA Hoofddorp
                                The Netherlands
                             Phone: +31-23-5614041
                    Contact Person:  Ms. A. Kuijper-Woldhuis

     (ii) Simultaneously with the Company's transmittal of this executed Agreement, Shareholders Agreement, and certificate representing the Securities to Investor, the Company will be authorized to disburse the funds wired by Investor into the Company's account and immediately to make use of such funds in its sole discretion

     4. MISCELLANEOUS.

     This Agreement shall be governed by and construed in accordance with the laws of the State of Georgia, U.S.A., without regard to the respect to any laws governing conflict of laws.


IN WITNESS WHEREOF, Investor has executed this Subscription Agreement effective the 29th day of December, 1995.

                           HARBINGER CORPORATION


By:                        /s/ C. Tycho Howle
                           -------------------
Name (Print or Type):      C. Tycho Howle
                           -------------------

Title:                     CEO
                           -------------------

Address of Investor:       1055 Lenox Park Boulevard
                           Atlanta, GA 30319

Country of Residence:      U.S.A.

Investment Agreement For:  150,000 shares of Common Shares at $U.S. 1.00 per share

Total Purchase Price:      $U.S.150,000.00


                      [SIGNATURES CONTINUED ON NEXT PAGE]


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Accepted by Harbinger NV effective the 29th day of December, 1995.

                                           HARBINGER NV

                                           By: /s/ James C. Davis
                                           ------------------------
                                           James C. Davis
                                           Name (Print or Type)

                                           Title:  Managing Director
                                                   -----------------

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